Cooper Standard 4Q & Full Year 2011 Fourth Quarter and Full Year Earnings Call March 14, 2012 Exhibit 99.1

cooperstandard
Introduction & Agenda
•
Introduction:
Glenn Dong, Treasurer
•
Executive Overview:
Jim McElya, CEO
•
Business Highlights:
Keith Stephenson, COO
•
Financial Review & 2012 Guidance:
Allen Campbell, CFO
•
Questions & Answers

cooperstandard
Safe Harbor

This presentation includes forward-looking statements as contemplated by the 1995 Private Securities Litigation Reform
Act, reflecting management’s current analysis and expectations, based on what are believed to be reasonable assumptions. The words “estimates,” “expects,” “anticipates,” “projects,” “plans,” “intends,” “believes,” “forecasts,” or future or conditional verbs, such as “will,” “should,” “could,” or “may,” and variations of such words or similar expressions are intended to identify forward-looking statements.  Forward-looking statements may involve known and unknown risks, uncertainties and other factors, which may cause actual results to differ materially from those projected, stated or implied, depending on many factors, including, without limitation: our dependence on the automotive industry; further restructuring of our customers; availability and cost of raw materials; pricing pressures and volume requirements of our customers; the ability to meet significant increase in customer demand; increased costs negatively impacting our profitability; competition in the automotive industry; sovereign and other risks related to our conducting operations outside the United States;
foreign currency fluctuations; our ability to achieve benefits from our joint venture operations not operated for our sole benefit; our exposure to the uncertainty of political disruptions and increased violence in Mexico; the uncertainty of our ability to achieve expected cost reduction savings; our dependence on certain major customers and platforms; our exposure to product liability and warranty claims; labor conditions; our ability to attract and retain key personnel; our ability to meet customers’ needs for new and improved products in a timely manner; our ability to select and integrate attractive business acquisitions; our legal rights to our intellectual property portfolio; environmental and other regulations; the outcome of legal proceedings the Company is or may become party to; volatility in our expected annual effective tax rate;
impact of our capital structure on our financial condition and ability to obtain financing in the future; our ability to generate cash to meet our debt and other cash obligations; our pension plans; any impairment of a significant amount of our goodwill or other intangible asset; potential conflicts of interest between our owners and us; limitations on flexibility in operating our business contained in our debt agreements; our exposure to natural disasters; and other risks described from time to time in the Company’s Securities and Exchange Commission filings.  There may be other factors that may cause the company’s actual results to differ materially from those projected in any forward-looking statement. Accordingly, there can be no assurance that Cooper Standard will meet future results, performance or achievements expressed or implied by such forward-looking statements. This paragraph is included to provide a safe harbor for forward-looking statements, which are not generally required to be publicly revised as circumstances change and which Cooper Standard does not intend to update.  The forward-looking statements in this presentation are made as of the date hereof, and the
Company does not assume any obligation to update, amend or clarify them to reflect events, new information or circumstances occurring after the date hereof.

Jim McElya Chairman & CEO Executive Overview 4Q & Full Year 2011

cooperstandard
Executive Overview:  2011 & Q4 Review
•
Full Year 2011:
• Sales up 18.2%
• Adjusted EBITDA margin of 11.4%
•
•

* Based on currently estimated production volumes for the future periods pertaining to the awards; includes new, replacement and conquest business.
Net new business awards of $403 million*
Q4 2011:
Driven By:
• Sales up 15.2%
• Adjusted EBITDA margins of  9.6%
Higher industry volumes, favorable foreign currency movement, and acquisitions
–

cooperstandard
Executive Overview

2011 Priorities Actions
Successfully launch new technologies Launched pumps with Renault-Nissan and PSA
Customer awards on:
• Obstacle Detection Systems (ODS)
• Wastegate actuators
• Throttle valves
• Next generation fuel rails
Aggressively pursue business on global
platforms
Expanded product capability in multiple regions
Continue expansion in Asia & South America Added India and new Brazil site
Manage raw material costs and supply Secured key raw material price adjustments at key customers
Leverage global alliance with Nishikawa Purchased 20% Nishikawa Thailand
Sold 10% NISCO
Furthered European plan

cooperstandard

Executive Overview:  Industry Trends
•
Production volumes to grow
•
Stress of excess capacity on OEMs and supply
base in Europe
•
Emphasis on fuel economy and alternative
powertrains
•
Impact of higher fuel prices

cooperstandard

2012 Priorities
•
Focus on top-line growth
•
Expand advanced technology in fluid business
•
Leverage customer relationships and footprint to
win global platform awards
•
Additional expansion into emerging markets
•
Improve our European cost structure
•
Manage raw material costs

Business Highlights 4Q & Full Year 2011 Keith Stephenson Chief Operating Officer

Business Highlights 4
th
Quarter
•
Solid revenue growth including new joint
venture relationships
•
Key program launches and continued growth of
global platforms
•
Cooper Standard France joint venture
increases opportunities for global business
wins
•
On-going global footprint evolution
•
Continued operational execution
cooperstandard

Asia Pacific 7.6%
South America 4.9%
North America 49.7%
Europe 37.8%

Specialty Markets 4.0%
Thermal 9.8%
Sealing 49.0%
Anti-Vibration Systems 10.8%
Fuel, Brake & Emissions 26.4%

South America 4.5%
Asia Pacific 12.7%
North America 48.7%
Europe 34.1%

Specialty Markets 3.7%
Thermal 8.9%
Sealing 53.6%
Anti-Vibration Systems 10.0%
Fuel, Brake & Emissions 23.8%

2011 Sales By Region & Product Groups
*Sales by Region
Including Joint Venture Sales
*Sales by Product
Including Joint Venture Sales
Consolidated Sales by Region
Consolidated Sales by Product
*Includes JV sales with Hasco (SAIC), Sujan, Nisco N.A. and Nishikawa Thailand cooperstandard

Vehicle Launches 4
th
Quarter 2011

– Fiat – Panda
(Europe)
Sealing
– Fiat – Palio
(South America)
Sealing, Trim
– Ford – Lincoln MKX
(North America)
Fuel & Brake, Thermal Oil Cooling
– GM – Chevrolet Cruze
(North America & Asia)
Sealing, Fuel & Brake
– GM – Chevrolet Malibu
(Asia)
Sealing, Fuel & Brake
– Honda – Civic
(South America)
Sealing
Ford MKX
GM Chevrolet Cruze
Fiat Palio
Honda Civic
Fiat Panda
Note: Photos are representative and may not reflect final production models
GM Chevrolet Malibu
cooperstandard

cooperstandard

CS France Overview
•
Completed in Q2 2011
•
Strategic Objectives
– Extend global sealing
leadership position
– Expand hose and AVS
capabilities
– Strengthen relationship with
global OEMs
– Consolidate supplier base
while broadening footprint in
E. Europe and India
– Fund the rationalization of
W. Europe capacity
51% 49%
• Equity split – CSA France 51% / FMEA 49%
• FMEA contributed cash of EUR 24 million
• Incremental sales of $150 million in 2011
CS
France
Plants
Technology
Management
SPBT Shares
Plants
Management
Cash Funding

Global Footprint
Actions
Recent Footprint Expansion:
•
•
•
•
•
Joint Venture
Operation
Manufacturing
Technical Center
Sales / Administration
Americas Europe
Asia Pacific
Craiova, Romania
Czestochowa, Poland
Mumbai, India
Nakhonratchasima, Thailand
Sao Paulo, Brazil

cooperstandard

Continued Operational Execution
•
Flexing our cost structure consistent with
regional market conditions
•
Achieved significant lean savings despite raw
material challenges
•
Integrating recent acquisitions
•
Numerous customer awards for quality and
service

Financial Overview 4Q & Full Year 2011 Allen Campbell Chief Financial Officer

cooperstandard
Q4 and Full Year 2011 Performance

$ Millions
Q4 2010
Q4 2011
Net Sales $603.7 $695.7
Operating Profit
$ 25.7 $  22.9
Gross Profit
$  96.8 $  97.6
FY 2010 FY 2011
$2,414.1 $2,853.5
$  142.2 $   125.2
$  409.6 $   450.6
Net Income
$ 14.8 $  23.2 $  320.3 $   102.8
Adjusted EBITDA
$  66.6 $  276.5 $   324.1 $ 61.7
% Margin 9.6% 11.5% 10.2% 11.4%
SGA
$  67.9 $  66.7 $  251.7 $   257.6

cooperstandard
EBITDA and Adjusted EBITDA Reconciliation

$ USD Millions 2010
2011
Net income $ 320.3 $ 102.8
Provision for income tax expense
45.0
EBITDA $ 537.2
$ 288.2
Restructuring 6.4 32.3
Adjusted EBITDA $ 276.5 $ 324.1
20.8
12 Months Ended December 31st
Net Interest expense
69.5
40.5
Depreciation and amortization 102.4
124.1
Stock based compensation
6.6
Other / foreign exchange
21.6
10.8
(7.9)
EDITDA and Adjusted EBITDA are Non-GAAP measures. Reference comments on slide 24.
Reorganization / Fresh Start --
Inventory write-up 8.1 0.7
EBITDA excl. Reorganization
288.2 233.8
303.4

cooperstandard

Base Business vs Joint Venture Financial Summary
Adjusted EBITDA margin 12.0%
7.3%
11.4%
Parent &
Wholly Owned Joint
$ USD Millions Subsidiaries Ventures Total
Sales $2,458.8 $394.7 $2,853.5
Gross Profit $417.2 $33.4 $450.6
Restructuring $11.5 $40.7 $52.2
Equity Earnings $0.8 $4.6 $5.4
Other Income (Expense) ($0.2) $7.4 $7.2
Noncontrolling Interests $0.0 $26.3 $26.3
Net Income $102.8 $0.0 $102.8
Adjusted EBITDA $295.2 $28.9 $324.1
Year Ended December 31, 2011
Gross Profit margin 17.0%
8.5%
15.8%

Cooper Standard Sales - 2011
Total $2,853.5 Total $3,158.9
*Includes JV sales with Hasco (SAIC), Sujan, Nisco N.A. and Nishikawa Thailand
Base
$2,695.6
Acquisitions
$157.9
Consolidated
$2,853.5
Unconsolidated
JVs
$305.4
0
500
1000
1500
2000
2500
3000
3500
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cooperstandard
Cash Flow 4Q 2011

Cash Balance as of December 31, 2010 294.5 $
   Cash generated 67.3
Cash Balance as of December 31, 2011 361.7 $
($ in Millions)
Q4 - 2011 YTD - 2011
Cash from business $        56.2 $      202.4
Pension funding - US (3.0) (34.4)
Changes in operating assets & liabilities 73.4 4.3
Cash from operations $      126.6 $      172.3
Capital expenditures (38.1) (108.3)
Cash from operations less CAPEX $        88.5 $        64.0
Acquisition of business, plus cash acquired (2.4) 28.5
Proceeds from partial sale of joint venture - 16.0
Investment in affiliate - (10.5)
Dividends – Preferred Stock (1.7) (7.1)
Financing activities (2.3) (10.0)
Foreign exchange/other 0.8 (6.1)
Repurchase of preferred stock (7.5) (7.5)
Net cash generated $        75.4 $        67.3
Note: Numbers subject to rounding

$477
$294
$489
$362
Debt
Cash
$500
$400
$300
$200
$100
$0
Q4-10
Q4-11

cooperstandard 22
Liquidity as of December 31, 2011
Cash on Balance Sheet $361.7M
ABL Revolver  125.0M
Letters of Credit (29.8)M
Total Liquidity $456.9 M
Flexible capital structure allows for future growth opportunities
• 26% increase in cash from the prior
quarter
• ABL Revolver undrawn
• Net leverage = $127 million
• Net leverage ratio = 0.4x
• No major debt maturity until 2018
Note: Numbers subject to rounding

cooperstandard
2012 Guidance*
• Sales:  $2.85 billion - $2.95 billion
• Capital expenditures: $110 million - $120 million
• Cash restructuring: $45 million - $55 million
• Cash taxes: $25 million - $30 million
* Guidance is based on North American production of 14.4 million, and Europe
(including Russia) production of 19.2 million.
cooperstandard

cooperstandard
Non-GAAP Financial Measures

EBITDA and adjusted EBITDA are measures not recognized under Generally
Accepted Accounting Principles (GAAP) which exclude certain non-cash and non-recurring items.
When analyzing the company’s operating performance, investors should use
EBITDA and adjusted EBITDA in addition to, and not as alternatives for, net income (loss), operating income, or any other performance measure derived in accordance with GAAP, or as an alternative to cash flow from operating activities as a measure of the company’s performance. EBITDA and adjusted
EBITDA have limitations as analytical tools and should not be considered in isolation or as substitutes for analysis of the company’s results of operations as reported under GAAP. Other companies may report EBITDA and adjusted
EBITDA differently and therefore Cooper Standard’s results may not be comparable to other similarly titled measures of other companies.

Questions & Answers

cooperstandard
Summary
•
Continue expansion in Asia & South America
•
Aggressively pursue business on global platforms
•
Leverage global alliance with Nishikawa
•
Successfully launch new technologies
•
Manage raw material costs and supply

Ready to Thrive in the New Competitive Landscape
and Drive Shareholder Value

Appendix

cooperstandard

Q4 2011 Adjusted EBITDA
(1) Includes cash and noncash.
(2) Proportionate share of restructuring costs related to Cooper Standard France joint venture.
(3) Non-cash stock amortization expense and non-cash stock option expense.
(4) Severance costs associated with the right sizing of German facilities.
(5) Costs related to corporate development activities.
$USD Millions
Three Months Ended
December 31, 2010
Three Months Ended
December 31, 2011
Net income $ 14.8 $ 23.2
Provision for income tax benefit (0.2) (6.0)
Interest expense, net of interest income 10.8 10.3
Depreciation and amortization 29.7 32.1
EBITDA $ 55.1 $ 59.6
Restructuring
(1)
(0.7) 4.1
Non-controlling interest restructuring
(2)
- (0.9)
Stock-based compensation
(3)
2.8 2.5
Severance
(4)
5.8 -
Other
(5)
(1.3) 1.3
Adjusted EBITDA $ 61.7 $ 66.6

cooperstandard

Base Business vs Joint Venture Financial
Adjusted EBITDA – Full Year 2011
Parent &
Wholly Owned Joint
$ USD Millions Subsidiaries Ventures Total
Net Income 102.8 $            - $                   102.8 $
Provision for income tax expense 18.7 2.1 20.8
Net interest expense 39.4 1.1 40.5
Depreciation and amoritization 108.8 15.3 124.1
EBITDA 269.7 $            18.5 $              288.2 $
Restructuring
(1)
11.5 40.7 52.2
Noncontrolling interest restructuring
(2)
- (19.9) (19.9)
Acquisition costs
(3)
1.7 0.5 2.2
Inventory write-up
(4)
0.1 0.6 0.7
Net gain on partial sale of joint venture
(5)
- (11.4) (11.4)
Stock based compensation
(6)
10.8 - 10.8
Other
(7)
1.3 - 1.3
Adjusted EBITDA 295.1 $            29.0 $              324.1 $
(1) Includes cash and non-cash restructuring.
(2) Proportionate share of of restructuring costs related to the Cooper Standard  joint venture.
(3) Costs incurred in relationship to the  Cooper Standard joint venture agreement.
(4) Write-up of inventory to fair value at the date of acquisition of USi Inc. and the FMEA joint venture, net of noncontrolling interest.
(5) Net gain on partial sale of ownership percentage in joint venture.
(6) Non-cash stock amortization expense and non-cash stock option expense for grants issued at emergence from bankruptcy.
(7)     Costs related to corporate development activities.
Year Ended December 31, 2011